EXHIBIT 99.1

 7951 SW 6th St., Suite. 216

Plantation, FL 33324

Tel: 954-424-2345

Fax: 954-424-2230

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders

Hollister & Blacksmith, Inc.

dba American Cannabis Consulting:

We have audited the accompanying balance sheet of Hollister & Blacksmith, Inc. dba American Cannabis Consulting (“the Company”) as of December 31, 2013, and the related income statement, shareholders’ equity and cash flows for the period from inception (March 5, 2013) through December 31, 2013. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2013, and the results of its operations, changes in shareholders’ equity and cash flows for the period from inception (March 5, 2013) through December 31, 2013 in conformity with accounting principles generally accepted in the United States of America.

/s/ Bongiovanni & Associates, PA

Bongiovanni & Associates, PA

Certified Public Accountants

Plantation, Florida

The United States of America

July 23, 2014

www.ba.cpa.net

HOLLISTER & BLACKSMITH, INC.
D/B/A AMERICAN CANNABIS CONSULTING
BALANCE SHEET
DECEMBER 31, 2013

December 31,
2013

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$17,597
Prepaid expenses	4,368
Accounts receivable, net	1,250
Total current assets	23,215

PROPERTY AND EQUIPMENT, net	1,765

Total assets	$24,980

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES
Deferred revenue	11,109
Due to director	3,006
Accrued expenses	1,698
Accrued payroll liabilities	636
Accounts payable	152
Total current liabilities	16,601

Total liabilities	16,601

SHAREHOLDERS’ EQUITY
Common stock, $.001 par value; 12,000 shares authorized; 8,000 shares issued and outstanding as of December 31, 2013	8
Additional paid in capital	792
Retained earnings	7,579
Total shareholders’ equity	8,379

Total liabilities and shareholders’ equity	$24,980

The Report of Independent Registered Public Accounting Firm and accompanying notes are an integral part of these financial statements.

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HOLLISTER & BLACKSMITH, INC.
D/B/A AMERICAN CANNABIS CONSULTING
STATEMENT OF OPERATIONS DECEMBER 31, 2013

From March 5, 2013
(Date of Inception) through
December 31, 2013

REVENUES
Consulting and advisory	$70,273
Supplies	5,063
Total revenues	$75,336

COST OF REVENUES
Compensation and fees for services	15,215
Travel and other expense for services	3,982
Cost of supplies	4,060
Total cost of revenues	23,257

GROSS PROFIT	52,079

OPERATING EXPENSES
General and administrative expenses	13,530
Selling and marketing expenses	19,608
Total operating expenses	33,138

INCOME FROM OPERATIONS	18,941

NET INCOME	$18,941

Basic and fully diluted net income per common share	$2.36

Weighted average common shares outstanding	8,000

The Report of Independent Registered Public Accounting Firm and accompanying notes are an integral part of these  financial statements.

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HOLLISTER & BLACKSMITH, INC.
D/B/A AMERICAN CANNABIS CONSULTING
STATEMENT OF STOCKHOLDERS' EQUITY DECEMBER 31, 2013

	Common Stock, $.001 Par,				Total
	12,000 Shares Authorized		Additional	Retained	Shareholders’
	Shares	Amount	Paid in Capital	Earnings	Equity

BALANCE, March 5, 2013 (Date of Inception)	—	$—	$—	$—	$—

Issuance of common stock	8,000	8	792	—	800

Net income	—	—	—	18,941	18,941

Distributions	—	—	—	(11,362)	(11,362)

BALANCE, December 31, 2013	8,000	$8	$792	$7,579	$8,379

The Report of Independent Registered Public Accounting Firm and accompanying notes are an integral part of these financial statements.

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HOLLISTER & BLACKSMITH, INC.
D/B/A AMERICAN CANNABIS CONSULTING
STATEMENT OF CASH FLOWS DECEMBER 31, 2013
From March 5, 2013
(Date of Inception) through
December 31, 2013
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$18,941
Adjustments to reconcile net income to net cash provided
by operating activities
Depreciation	486
Changes in operating assets and liabilities:
Prepaid expenses	(4,368)
Accounts receivable	(1,250)
Deferred revenue	11,109
Due to director	3,006
Accrued expenses	1,698
Accrued payroll liabilities	636
Accounts payable	152
Net cash provided by operating activities	30,410
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(2,251)
Net cash used in investing activities	(2,251)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of common stock	800
(11,362)
Net cash used in financing activities	(10,562)
NET INCREASE IN CASH AND CASH EQUIVALENTS	17,597
CASH AND CASH EQUIVALENTS, beginning of period	—
CASH AND CASH EQUIVALENTS, end of year	$17,597
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION	$
Cash paid during the period for interest
Cash paid during the period for income taxes	$

The Report of Independent Registered Public Accounting Firm and accompanying notes are an integral part of these financial statements.

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Note 1. Organization and Description of Business

Hollister & Blacksmith, Inc. d/b/a American Cannabis Consulting (the “Company” or “ACC”) was incorporated on March 5, 2013 under the laws of the State of Colorado. ACC is based out of Denver, CO, and operates a fully integrated business model that features end-to-end solutions for businesses operating in the cannabis industry in states and countries where cannabis is regulated and has been de-criminalized for medical use and/or legalized for recreational use.

ACC provides its clients end-to-end solutions based on its specialized knowledge of and experience with operating in regulated cannabis industries. ACC is both a consulting and advisory service provider and a supplier of products and equipment to businesses operating in this unique industry. The Company’s consultants and advisors providing services to clients consist of the Company’s two officers and directors and three independent contractors.

The Company was incorporated on March 5, 2013 under the laws of the State of Colorado. Upon formation, each of the co-founders Ellis Smith and Corey Hollister were issued 4,000 shares of common stock in exchange for $400. This constituted 100% of the issued and outstanding shares of the Company’s common stock and voting rights. Mr. Smith and Mr. Hollister are the sole directors and officers of the Corporation.

Note 2. Summary of Significant Accounting Policies

Basis of Accounting

The financial statements are prepared in accordance with the accounting principles generally accepted in the United States of America ("U.S. GAAP"). The Company has elected a fiscal year ending on December 31.

Use of Estimates in Financial Reporting

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect amounts of assets and liabilities and disclosures of contingent assets and liabilities as of the date of the financial statements and reported amounts of revenues and expenses during the periods presented. Actual results could differ from these estimates. Estimates and assumptions are reviewed periodically and the effects of revisions are reflected in the financial statements in the period they are deemed to be necessary. Significant estimates made in the accompanying financial statements include but are not limited to following: those related to revenue recognition, allowance for doubtful accounts and unbilled services, lives and recoverability of equipment and other long-lived assets, contingencies and litigation. The Company is subject to uncertainties, such as the impact of future events, economic, environmental and political factors, and changes in the business climate; therefore, actual results may differ from those estimates. When no estimate in a given range is deemed to be better than any other when estimating contingent liabilities, the low end of the range is accrued. Accordingly, the accounting estimates used in the preparation of the Company's financial statements will change as new events occur, as more experience is acquired, as additional information is obtained and as the Company's operating environment changes. Changes in estimates are made when circumstances warrant. Such changes and refinements in estimation methodologies are reflected in reported results of operations; if material, the effects of changes in estimates are disclosed in the notes to the financial statements.

Cash and Cash Equivalents

The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. Cash and cash equivalents are held in operating accounts at a major financial institution. Our cash balances at December 31, 2013 do not exceed the deposit insurance limits for the financial institutions.

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Accounts Receivable

Accounts receivable are recorded at face amounts less an allowance for doubtful accounts. On a periodic basis, we evaluate our accounts receivable and, if necessary, establish the allowance for doubtful accounts by calculating and recording a specified percentage of the individual open receivable balances. Specific allowances are also recorded based on historical experience, analysis of past due accounts, client creditworthiness and other current available information. However, our actual experience may vary from our estimates. If the financial condition of our clients were to deteriorate, resulting in their inability or unwillingness to pay our fees, we may need to record additional allowances or write-offs in future periods. This risk is mitigated to the extent that we typically receive retainers from some of our clients prior to performing significant services.

The provision for doubtful accounts is recorded as a reduction in revenue to the extent the provision relates to fee adjustments and other discretionary pricing adjustments. To the extent the provision relates to a client's inability to make required payments on accounts receivables, the provision is recorded in operating expenses.

Significant Clients and Customers

During 2013, there were three clients that individually accounted for 10% or more of the Company’s total revenues, and 63% in aggregate of the Company’s total revenues. At December 31, 2013, one client represented 100% of our gross accounts receivable balance.

Fixed Assets

Equipment is stated at cost. Maintenance and repairs are expensed as incurred. Depreciation of owned equipment is provided using the straight-line method over the estimated useful lives of the assets, ranging from two to seven years. Fixed assets are reviewed for impairment as discussed below under “Accounting for the Impairment of Long-Lived Assets.” We did not capitalize any interest during 2013.

Accounting for the Impairment of Long-Lived Assets

The Company evaluates long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Upon such an occurrence, recoverability of assets to be held and used is measured by comparing the carrying amount of an asset to forecasted undiscounted net cash flows expected to be generated by the asset. If the carrying amount of the asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset. For long-lived assets held for sale, assets are written down to fair value, less cost to sell. Fair value is determined based on discounted cash flows, appraised values or management's estimates, depending upon the nature of the assets. The Company did not record any impairment charges related to long-lived assets during 2013.

Revenue Recognition

Revenue is recognized in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 605, Revenue Recognition. The Company recognizes revenue when persuasive evidence of an arrangement exists, the related services are rendered or delivery has occurred, the price is fixed or determinable and collectability is reasonably assured.

The Company primarily generates revenues from professional services consulting agreements. These arrangements are generally entered into on a time basis, for a fixed-fee or on a contingent fee basis. Generally, a prepayment or retainer is required prior to performing services.

Revenues from time based engagements are recognized as the hours are incurred by the Company.

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Revenues from fixed-fee engagements are recognized under the completed or proportional performance methods. Management reviews arrangement to determine whether or not the fixed-fee is for a final deliverable or act which is significant to the arrangement as a whole. If it is, revenue is recognized under the completed performance method, in which revenue is recognize once the final act or deliverable is performed or delivered. Revenue recognized under the proportional performance method is recognized as services are performed. Under this method, the Company estimates the amount of completed work versus the total services to be provided under the arrangement or deliverable in order to determine the amount of revenue to be recognized. Revenue recognition is affected by a number of factors that change the estimated amount of work required to complete the deliverable, such as changes in scope, timing, awaiting notification of license award from local government, and the level of client involvement. Losses, if any, on fixed-fee engagements are recognized in the period in which the loss first becomes probable and reasonably estimable. To date, such losses have not been significant. The Company believes if an engagement terminates prior to completion it can recover the costs incurred related to the services provided.

The Company has some arrangements for which the revenues are contingent upon achieving a pre-determined deliverable or future outcome. Any contingent revenue for these arrangements is not recognized until the contingency is resolved and collectability is reasonably assured.

The Company’s arrangements with clients may include terms to deliver multiple services or deliverables. These contracts specifically identify the services to be provided with the corresponding deliverable. The value for each deliverable is determined based on the prices charged when each element is sold separately or by other vendor-specific objective evidence (“VSOE”). Revenues are recognized in accordance with our accounting policies for the elements as described above. The elements qualify for separation when the deliverables have value on a stand-alone basis and the value of the separate elements can be established by VSOE or an estimated selling price. While assigning values and identifying separate elements requires judgment, generally selling prices of the separate elements are readily identifiable as the Company also sells those elements individually outside of a multiple services engagement. Contracts with multiple elements are typically fixed-fee or on time basis. Arrangements are typically terminable by either party upon sufficient notice and do not include provisions for refunds relating to services provided.

Differences between the timing of billings and the recognition of revenue are recognized as either unbilled services or deferred revenue in the accompanying balance sheet. Revenues recognized for services performed, but not yet billed to clients are recorded as unbilled services.

Reimbursable expenses, including those relating to travel, other out-of-pocket expenses and any third-party costs, are included as a component of revenues. Typically, an equivalent amount of reimbursable expenses are included in total direct client service costs. Reimbursable expenses related to time and materials and fixed-fee engagements are recognized as revenue in the period in which the expense is incurred and collectability is reasonably assured. Taxes collected from customers and remitted to governmental authorities are presented in the income statement on a net basis.

Revenue from cultivation supply sales, including the delivery fee, is recognized when an order has been obtained, the price is fixed and determinable, the product is shipped, title has transferred and collectability is reasonably assured. Generally, our suppliers’ drop-ship orders to our clients with origin terms. For any shipments with destination terms, the Company defers revenue until delivery to the customer. To date, sales returns have not been significant, and as such, a sales return allowance has not been recorded.

Cost of Revenues

The Company’s policy is to recognize cost of revenue in the same manner in conjunction with revenue recognition, when the costs are incurred. Cost of revenue includes the costs directly attributable to revenue recognition and includes Compensation and fees for services, Travel and other expenses for services and cost of supplies. Selling, general and administrative expenses are charged to expense as incurred.

Advertising

Advertising costs, which are included as a component of selling and marketing expense, are expensed as incurred and have been insignificant.

F-7

Shipping and Handling Costs

For cultivation supply sales, shipping and handling costs are included as a component of cost of revenues.

Income Taxes

The Company has elected to be treated as an S corporation for income tax purposes as provided in Section 1361 of the Internal Revenue Code. In lieu of corporate income taxes, the owners are taxed on their proportionate share of the respective Company’s taxable income. As of December 31, 2013, the Company had elected and maintained its status as an S Corporation. The Company believes it does not have any uncertain tax positions. No provision or liability for federal or state income taxes has been included in the financial statements.

Earnings per Share

The Company reports earnings per share in accordance with FASB ASC 260, Earnings per Share. This statement requires dual presentation of basic and diluted earnings with a reconciliation of the numerator and denominator of the earnings per share computations. Basic earnings per share amounts are based on the weighted average shares of common outstanding. If applicable, diluted earnings per share assume the conversion, exercise or issuance of all common stock instruments such as options, warrants and convertible securities, unless the effect is to reduce a loss or increase earnings per share. There were no adjustments to diluted earnings per share calculation as the Company does not have any dilutive instruments.

Related Party Transactions

The Company follows FASB ASC subtopic 850-10, Related Party Disclosures, for the identification of related parties and disclosure of related party transactions.

Pursuant to ASC 850-10-20, related parties include: a) affiliates of the Company; b) entities for which investments in their equity securities would be required, absent the election of the fair value option under the Fair Value Option Subsection of Section 825–10–15, to be accounted for by the equity method by the investing entity; c) trusts for the benefit of employees, such as pension and profit-sharing trusts that are managed by or under the trusteeship of management; d) principal owners of the Company; e) management of the Company; f) other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests; and g) other parties that can significantly influence the management or operating policies of the transacting parties or that have an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests.

The financial statements shall include disclosures of material related party transactions, other than compensation arrangements, expense allowances, and other similar items in the ordinary course of business. However, disclosure of transactions that are eliminated in the preparation of consolidated or combined financial statements is not required in those statements. The disclosures shall include: a) the nature of the relationship(s) involved; b) a description of the transactions, including transactions to which no amounts or nominal amounts were ascribed, for each of the periods for which income statements are presented, and such other information deemed necessary to an understanding of the effects of the transactions on the financial statements; c) the dollar amounts of transactions for each of the periods for which income statements are presented and the effects of any change in the method of establishing the terms from that used in the preceding period; and d) amounts due from or to related parties as of the date of each balance sheet presented and, if not otherwise apparent, the terms and manner of settlement.

F-8

Note 3. Recent Accounting Pronouncements

In July 2013, the FASB issued Accounting Standards Update (“ASU”) No. 2013-11, Income Taxes (Topic 740): Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists, to resolve the diversity in practice in the presentation of unrecognized tax benefits when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists. The ASU is effective prospectively for fiscal years, and interim periods within those years, beginning after December 15, 2013 for all unrecognized tax benefits that exist at the effective date. Early adoption is permitted and retrospective application is permitted. The Company has not elected early adoption or retrospective application of this ASU as it is not applicable to the Company.

In February 2013, the FASB issued ASU No. 2013-02, Comprehensive Income (Topic 220). The amendments do not change the current requirements for reporting net income or other comprehensive income in financial statements. However, the amendments require an entity to provide information about the amounts reclassified out of accumulated other comprehensive income by the respective line items of net income but only if the amount reclassified is required under US GAPP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under U.S. GAAP to be reclassified in their entirety to net income, and entity is required to cross-reference to other disclosures required under U.S. GAAP that provide additional detail about those amounts. The amendments in this update are effective prospectively for reporting periods beginning after December 15, 2013. Early adoption is permitted. Adoption of this update is not expected to have a material effect on the Company’s results of operations or financial condition.

Note 4. Accounts receivable

Accounts receivable was comprised of the following amounts as of December 31, 2013:

12/31/2013

Gross accounts receivable from customers	$1,250
-0-
Accounts receivable, net	$1,250

The Company did not recognize any bad debt expense for the period ended December 31, 2013.

Note 5. Fixed Assets

Fixed assets for the year-ended December 31, 2013, consisted of office equipment and were $1,765, net of accumulated depreciation of $486.

Note 6. Related Party Transactions

From time to time, the Company’s two founder shareholders paid for the Company’s operating expenses which were recorded in due to director. As of December 31, 2013, the balance due from the Company to the two founding shareholders was $3,006.

Note 7. Commitments and Contingent Liabilities

As of December 31, 2013, the Company has no outstanding commitments of contingent liabilities.

Note 8. Capital Stock

The Company is authorized to issue 12,000 common shares at $0.001 par value per share.

F-9

Upon the Company’s formation on March 5, 2013, the Company issued 4,000 shares of common stock to each of the co-founders Ellis Smith and Corey Hollister in exchange of $400, which was recorded as a reduction to due from director.

As of December 31, 2013, the Company has 8,000 common shares issued and outstanding.

Note 9. Segment Information

For the year ended December 31, 2013, the Company does not operate in any material, separately reportable operating segments.

Note 10. Subsequent Events

On May 15, 2014, the Company entered into an Agreement and Plan of Merger ("Merger Agreement") with Cannamerica Corp., a wholly-owned subsidiary of Brazil Interactive Media, Inc. (“BIMI”), under which all of the outstanding shares of common stock of the Company will be acquired. The effective time of the Merger shall be upon the filing of Certificates of Merger with the Secretaries of State of the States of Delaware and Colorado, pursuant to applicable statutes. As of the date of this report, July 23, 2014, the documents making the merger effective have not been filed.

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